                                   EXHIBIT 23




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to incorporation by reference in the registration statements (No. 333-38028, No. 333-86015, and 333-100081) on Form S-8 of United Community
Financial Corp. of our report dated February 17, 2005, appearing in this Annual Report on Form 10-K of United Community Financial Corp. for the year ended December 31, 2004.



                                                /s/Crowe Chizek and Company LLC
                                                -------------------------------
                                                   Crowe Chizek and Company LLC


Columbus, Ohio
March 15, 2005




                                                                        Ex. 23-1